UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): January 19, 2011
Mission Broadcasting, Inc. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Delaware (State or other jurisdiction of incorporation)	333-62916-02 (Commission File Number)	51-0388022 (IRS Employer Identification No.)
30400 Detroit Road, Suite 304 Westlake, Ohio (Address of Principal Executive Offices)	44145 (Zip Code)
(440) 526-2227 (Registrant’s Telephone Number, Including Area Code)
7650 Chippewa Road, Suite 305 Brecksville, Ohio 44141 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 19, 2011, Mission Broadcasting, Inc. issued a joint press release with Nexstar Broadcasting Group, Inc. (“Nexstar”) regarding the exchange offer of the 8.875% Senior Secured Second Lien Notes due 2017 (the “Notes”), which were issued by Mission Broadcasting, Inc. and Nexstar Broadcasting, Inc., a wholly-owned subsidiary of Nexstar. The press release informs holders of the Notes of the correct denominations of the Notes to be exchanged in the exchange offer. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Mission Broadcasting, Inc. and Nexstar Broadcasting Group, Inc. dated January 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION BROADCASTING, INC.
Date: January 19, 2011	By:	/s/ David S. Smith
	Name:	David S. Smith
	Title:	President and Treasurer
(Principal Executive Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Mission Broadcasting, Inc. and Nexstar Broadcasting Group, Inc. dated January 19, 2011.